SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                January 15, 1998
                Date of Report (Date of Earliest Event Reported)


                       Headlands Mortgage Securities Inc.
              (as Sponsor of the Headlands Home Equity Loan Trust
      1997-1 Revolving Home Equity Loan Asset-Backed Notes, Series 1997-1)


                       HEADLANDS MORTGAGE SECURITIES INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                      333-28031-1             68-0397342
         --------                      -----------             ----------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation)                                          Identification No.)


           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 461-6790
                         -------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.      Other Events

             Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the Headlands Home Equity Loan Trust 1997-1 Revolving Home Equity Loan Asset-Backed Notes Series, 1997-1 (the "Series 1997-1 Notes").

             The following exhibit which relates specifically to the Series 1997-1 Notes is included with this Current Report:

Item 7(c).   Exhibits

             10.1 Monthly Payment Date Statement distributed to holders of Series 1997-1 Notes dated January 15, 1998.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 29, 1998


                                 HEADLANDS MORTGAGE
                                 SECURITIES INC.



                                 By:   /s/ Gilbert J. MacQuarrie
                                      --------------------------
                                      Gilbert J. MacQuarrie
                                      Vice President, Treasurer and Secretary
                                      (Principal Financial Officer and
                                      and Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                                                       Page Number
--------------                                                       -----------

10.1             Monthly Payment Date Statement distributed to holders
                 of Series 1997-1 Notes dated January 15, 1998................ 5